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                                                                Exhibit 10.99(a)

                                                                  EXECUTION COPY

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                               SECURITY AGREEMENT

                                      among

                       FIRST INVESTORS RESIDUAL FUNDING LP
                                   as Debtor,

                          FIRST UNION SECURITIES, INC.,
                       as Deal Agent and Collateral Agent

                                       and

                    FIRST INVESTORS FINANCIAL SERVICES, INC.
                                    as Seller

                          Dated as of December 6, 2001

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                                TABLE OF CONTENTS

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                                                                                        PAGE

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Article I Definitions and Incorporation by Reference......................................1
  SECTION 1.1  DEFINITIONS................................................................1
  SECTION 1.2  OTHER TERMS...............................................................12
  SECTION 1.3  COMPUTATION OF TIME PERIODS...............................................12
  SECTION 1.4  INTERPRETATION............................................................12
Article II Grant of Security Interest and Certain Payments...............................13
  SECTION 2.1  GRANT OF SECURITY INTEREST................................................13
  SECTION 2.2  RELEASE OF COLLATERAL.....................................................13
  SECTION 2.3  INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.............................14
  SECTION 2.4  TAXES.....................................................................15
  SECTION 2.5  FEES......................................................................16
Article III Covenants....................................................................16
  SECTION 3.1  DISTRIBUTIONS.............................................................16
  SECTION 3.2  FUTURE SECURITIZATIONS....................................................17
  SECTION 3.3  MONEY FOR PAYMENTS TO BE HELD IN TRUST....................................17
  SECTION 3.4  EXISTENCE.................................................................19
  SECTION 3.5  PROTECTION OF COLLATERAL..................................................19
  SECTION 3.6  OPINIONS AS TO COLLATERAL.................................................20
  SECTION 3.7  PERFORMANCE OF OBLIGATIONS................................................20
  SECTION 3.8  HEDGE REQUIREMENTS........................................................21
  SECTION 3.9  NEGATIVE COVENANTS........................................................21
  SECTION 3.10 ANNUAL STATEMENT AS TO COMPLIANCE.........................................22
  SECTION 3.11 DEBTOR MAY NOT CONSOLIDATE................................................22
  SECTION 3.12 AMENDMENT TO PARTNERSHIP AGREEMENT........................................22
  SECTION 3.13 NO OTHER BUSINESS.........................................................23
  SECTION 3.14 NO BORROWING..............................................................23
  SECTION 3.15 REPURCHASE OF COLLATERAL..................................................23
  SECTION 3.16 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.........................23
  SECTION 3.17 CAPITAL EXPENDITURES......................................................23
  SECTION 3.18 COMPLIANCE WITH LAWS......................................................23
  SECTION 3.19 RESTRICTED PAYMENTS.......................................................23
  SECTION 3.20 NOTICE OF TERMINATION EVENTS..............................................24
  SECTION 3.21 FURTHER INSTRUMENTS AND ACTS..............................................24
  SECTION 3.22 AMENDMENTS TO SALE AGREEMENT..............................................24
  SECTION 3.23 INCOME TAX CHARACTERIZATION...............................................24
  SECTION 3.24 TRANSACTIONS WITH AFFILIATES..............................................24
  SECTION 3.25 LOCATION OF OFFICES; CORPORATE NAME.......................................24
  SECTION 3.26 [RESERVED]................................................................25
  SECTION 3.27 MAINTENANCE OF BOOKS AND RECORDS; INSPECTIONS.............................25
  SECTION 3.28 NO COMMINGLING............................................................25
Article IV [Reserved]....................................................................27
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Article V Termination Events and Remedies................................................27
  SECTION 5.1  TERMINATION EVENTS........................................................27
  SECTION 5.2  REMEDIES..................................................................29
  SECTION 5.3  [RESERVED]................................................................29
  SECTION 5.4  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY COLLATERAL AGENT..30
  SECTION 5.5  [RESERVED]................................................................32
  SECTION 5.6  [RESERVED]................................................................32
  SECTION 5.7  [RESERVED]................................................................32
  SECTION 5.8  LIMITATION OF SUITS.......................................................32
  SECTION 5.9  UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.....32
  SECTION 5.10 RESTORATION OF RIGHTS AND REMEDIES........................................33
  SECTION 5.11 RIGHTS AND REMEDIES CUMULATIVE............................................33
  SECTION 5.12 DELAY OR OMISSION NOT A WAIVER............................................33
  SECTION 5.13 [RESERVED]................................................................33
  SECTION 5.14 WAIVER OF PAST DEFAULTS...................................................33
  SECTION 5.15 UNDERTAKING FOR COSTS.....................................................34
  SECTION 5.16 WAIVER OF STAY OR EXTENSION LAWS..........................................34
  SECTION 5.17 ACTION ON NOTES...........................................................34
  SECTION 5.18 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS........................34
Article VI The Collateral Agent..........................................................35
  SECTION 6.1  DUTIES OF THE COLLATERAL AGENT............................................35
  SECTION 6.2  COMPENSATION AND INDEMNIFICATION OF COLLATERAL AGENT......................36
  SECTION 6.3  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COLLATERAL AGENT.........36
  SECTION 6.4  LIABILITY OF THE COLLATERAL AGENT.........................................37
  SECTION 6.5  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE
  COLLATERAL AGENT.......................................................................39
  SECTION 6.6  LIMITATION ON LIABILITY OF THE COLLATERAL AGENT AND OTHERS................39
  SECTION 6.7  INDEMNIFICATION OF THE SECURED PARTIES....................................40
Article VII [Reserved]...................................................................40
Article VIII Disbursements and Releases..................................................40
  SECTION 8.1 COLLECTION OF MONEY........................................................40
  SECTION 8.2 RELEASE OF COLLATERAL......................................................40
  SECTION 8.3 OPINION OF COUNSEL.........................................................41
Article IX [Reserved]....................................................................41
Article X [Reserved].....................................................................41
Article XI Miscellaneous.................................................................41
  SECTION 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.................................41
  SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO COLLATERAL AGENT...........................42
  SECTION 11.3 ACTS OF NOTEHOLDERS.......................................................43
  SECTION 11.4 NOTICES, ETC. TO COLLATERAL AGENT AND DEBTOR..............................44
  SECTION 11.5 NOTICES TO NOTEHOLDERS; WAIVER............................................44
  SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS...................................45
  SECTION 11.7 [RESERVED]................................................................45
  SECTION 11.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS..................................45
  SECTION 11.9 SUCCESSORS AND ASSIGNS....................................................45
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  SECTION 11.10 [RESERVED]...............................................................45
  SECTION 11.11 BENEFITS OF THE AGREEMENT................................................45
  SECTION 11.12 LEGAL HOLIDAYS...........................................................45
  SECTION 11.13 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.....45
  SECTION 11.14 WAIVER OF JURY TRIAL.....................................................46
  SECTION 11.15 EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.....................46
  SECTION 11.16 RECORDING OF AGREEMENT...................................................46
  SECTION 11.17 NO RECOURSE..............................................................46
  SECTION 11.18 NO PETITION..............................................................47
  SECTION 11.19 INSPECTION...............................................................47

EXHIBITS

Exhibit A    Partnership Agreement of Debtor
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     SECURITY AGREEMENT (this "AGREEMENT") dated as of December 6, 2001 between
FIRST INVESTORS RESIDUAL FUNDING LP, a Delaware limited partnership, as debtor (the "DEBTOR") and FIRST UNION SECURITIES, INC., a Delaware corporation ("FUSI"), individually and as deal agent and collateral agent (in such capacities, the "DEAL AGENT" and the "COLLATERAL AGENT", respectively) and FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation, as seller (the "SELLER").

     WHEREAS, subject to the terms and conditions of this Agreement, the Debtor desires to grant a security interest in and to the Collateral and the related property;

     WHEREAS, pursuant to the Note Purchase Agreement, the Debtor has issued the Note to the Deal Agent for the account of VFCC and the Liquidity Banks and will be obligated to the holder of the Note to pay the principal of and interest on the Note in accordance with the terms thereof;

     WHEREAS, the Debtor is granting a security interest in the Collateral to the Collateral Agent, for the benefit of the Secured Parties, to secure the payment and performance of the Debtor of its obligations under this Agreement, the Note and the Note Purchase Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1 DEFINITIONS.

     Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale Agreement, the Asset Purchase Agreement or the Note Purchase Agreement, as the case may be.

ACCOUNT COLLATERAL: All right, title and interest of the Debtor in and to each of the Collection Account, the Reserve Account and all other bank accounts and securities accounts at any time and from time to time owned by the Debtor or in which the Debtor has or acquires an interest.

ACCRUAL PERIOD: For any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date to but excluding such Payment Date; PROVIDED that the initial Accrual Period will be the period from and including the Closing Date to but excluding such Payment Date.

ACT: As defined in SECTION 11.3(a).

ADDITIONAL AMOUNT: As defined in SECTION 2.4(a).

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ADJUSTED LIBOR RATE: For any Accrual Period, an interest rate per annum equal to a fraction, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, (i) the numerator of which is equal to LIBOR for such Accrual Period and (ii) the denominator of which is equal to 100% MINUS the Eurodollar Reserve Percentage for such Accrual Period.

ADVANCE RATE: The Advance Rate shall equal (i) 84% prior to the Paydown Date and
(ii) 70% on and after the Paydown Date; PROVIDED, however, upon the occurrence of an Overcollateralization Increase Event, the Advance Rate shall be 50%.

AFFECTED PARTY: Each of the Note Investors, each Liquidity Bank, any assignee or participant of any Note Investor or Liquidity Bank, FUSI, any successor to FUSI as the Deal Agent, any sub-agent of the Deal Agent, First Union and any successor to First Union as the Liquidity Agent.

AFFILIATE: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person. For purposes of this definition, "control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 5% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

AGREEMENT: As defined in the Preamble.

AGREEMENT COLLATERAL: The Asset Purchase Agreement, the Sale Agreement and all of the rights of the Debtor thereunder, but none of the duties or obligations of the Debtor thereunder.

ALTERNATIVE RATE: An interest rate per annum equal to the Adjusted LIBOR Rate; PROVIDED, HOWEVER, that the Alternative Rate shall be the Base Rate if a Eurodollar Disruption Event occurs.

APPLICABLE LAW: For any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System, the Securities Act and the Exchange Act), and applicable judgments, decrees, injunctions, writs, orders, or other action of any Court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

ASSET PURCHASE AGREEMENT: That certain Asset Purchase Agreement, dated as of December 6, 2001, among, the Seller, FAFC, FIAIC and FIARC.

BASE RATE: On any date, a fluctuating interest rate per annum equal to the higher of (i) the Prime Rate or (ii) the Federal Funds Rate plus 2.0%.

BORROWING BASE: The sum of (i) the Principal Overcollateralization and (ii) the Securitization Facilities Reserve Account Amount.

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BREAKAGE COSTS: Any amount or amounts as shall compensate a Noteholder for any loss, cost or expense incurred by such Noteholder (as determined by such Noteholder (and by the Deal Agent on behalf of VFCC) in such Person's sole discretion) as a result of a prepayment by the Debtor of the Note Interest or the Outstanding Amount.

BUSINESS DAY: Any day other than a Saturday or Sunday on which (i) banks are not required or authorized to be closed in Charlotte, North Carolina or Houston, Texas, and (ii) if the term "Business Day" is used in connection with the determination of the LIBOR Rate, dealings in United States dollar deposits are carried on in the London interbank market.

CASH FLOW EVENT: The occurrence of a "Reserve Account Increase Event", an "Event of Default", "Insurance Agreement Event of Default", "Trigger Event" or some other event resulting in the trapping of some or all of the excess cash flow under a Securitization to increase the amount on deposit in any spread account, reserve account or any similar account thereunder; it being understood that on the date that the Project Brave Amendment and the FIACC Amendment are executed, the occurrence of any of the events described above in the related Securitization, solely as a result of the execution of the Project Brave Amendment or the FIACC Amendment as applicable, shall not cause a Cash Flow Event to occur hereunder.

CASH FLOW RATIO: On any date of determination, the percentage equivalent of a fraction the numerator of which is twelve (12) times the aggregate amount of funds remitted to the Collection Account for a Collection Period and the denominator of which is the Net Investment as of the first day of such Collection Period.

CLOSING DATE: December 6, 2001.

CODE: The Internal Revenue Code of 1986 and Treasury Regulations promulgated thereunder.

COLLATERAL: As defined in the SECTION 2.1 of this Agreement.

COLLATERAL AGENT: As defined in the Preamble.

COLLECTION ACCOUNT: An account established by the Collateral Agent pursuant to
SECTION 3A.1, for the benefit of the Secured Parties.

COLLECTION PERIOD: For any Payment Date, the calendar month immediately preceding such Payment Date; PROVIDED that the initial Collection Period will be the period from the Closing Date to and including December 31, 2001.

COLLECTIONS: All amounts paid with respect to the Collateral.

COMMERCIAL PAPER NOTES: On any day, any short-term promissory notes issued by a
Note Investor.

CP RATE: For any day during any Accrual Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by the Note Investor from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by such Note Investor maturing on dates other than those certain dates on which such Note Investor is to receive

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funds) in respect of the promissory notes issued by such Note Investor that are allocated, in whole or in part, by the Deal Agent (on behalf of such Note Investor) to fund or maintain the Outstanding Amount during such period, as determined by the Deal Agent (on behalf of such Note Investor) and reported to the Debtor, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of such Note Investor) and (ii) other borrowings by such Note Investor, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; PROVIDED, HOWEVER, that if any component of such rate is a discount rate, in calculating the CP Rate, the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

CUMULATIVE NET LOSS RATIO: With respect to the Servicer's (and its subsidiaries') portfolio and the group of receivables originated for each calendar quarter, the ratio expressed as a percentage of (i) the sum of the outstanding balance of the receivables that were charged-off in accordance with the related servicer's "Credit and Collection Policy" during the period for the quarter of origination through the end of the most recent Collection Period reduced by the amount of all recoveries received by the related servicer during such period to (ii) the aggregate principal balance of such group of receivables at origination.

DEBTOR: As defined in the preamble.

DERIVATIVE: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor or foreign exchange contract or any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

ELIGIBLE BANK: Any depositary institution (which shall initially be First Union) acceptable to the Deal Agent, organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any United States branch or agency of a foreign bank), which is subject to supervision and examination by federal or state banking authorities and which at all times (i) has a net worth in excess of $50,000,000 and (ii) has either (A) a rating of P-1 from Moody's and A-1 from S&P with respect to short-term deposit obligations, or (B) if such institution has issued long-term unsecured debt obligations, a rating of A2 or higher from Moody's and A or higher from S&P with respect to long-term unsecured debt obligations. Such depositary institution shall have been approved in writing by the Deal Agent, acting in its discretion.

ELIGIBLE DEPOSIT ACCOUNT: Either (i) a segregated account with an Eligible Bank or (ii) a segregated trust account with the corporate trust department of a depositary institution with corporate trust powers organized under the laws of the United States of America or any state thereof or the District of Columbia (or any United States branch or agency of a foreign bank) and whose deposits are insured by the FDIC, provided that such institution also must have a rating of Baa3 or higher from Moody's and a rating of BBB- or higher from S&P with respect to long-term

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deposit obligations and must be acceptable to the Deal Agent. Such Eligible Bank depositary institution (other than the Collateral Agent) shall have been approved in writing by the Deal Agent, acting in its discretion.

ELIGIBLE INVESTMENTS: Any one or more of the following types of investments:

          (i) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;

          (ii) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;

          (iii) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated A-1 by S&P and P-1 by Moody's;

          (iv) repurchase obligations with a term of not more than ten days for underlying securities of the types described in CLAUSES (i), (ii) and (iii) above entered into with any bank of the type described in CLAUSE (iii) above;

          (v) commercial paper rated at least A-1 by S&P and P-1 by Moody's;
     and,

          (vi) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depositary institution authorities; PROVIDED, HOWEVER that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depositary institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time, together with the rules and regulations in effect from time to time thereunder.

EURODOLLAR DISRUPTION EVENT: The occurrence of any of the following: (i) a determination by a Note Investor that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to maintain any Note, (ii) the failure of one or more of the reference banks to furnish timely information for purposes of determining the Adjusted LIBOR Rate, (iii) a determination by a Note Investor that the rate at which deposits of United States dollars are being offered to such Note Investor in the London interbank market does not accurately reflect the cost to such Note Investor of maintaining any Note or (iv) the inability of a Note Investor to obtain United States dollars in the London interbank market to maintain any Note.

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EURODOLLAR RESERVE PERCENTAGE: Of any reference bank for any period, means the percentage applicable during such period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such reference bank with respect to liabilities or assets consisting of or including eurocurrency liabilities having a term of one month.

FACILITY FEE: As defined in the Fee Letter.

FACILITY OVERCOLLATERALIZATION: (i) For any Securitization other than the FIAIC Securitization, and the Project Brave Securitization, the excess of the "Eligible Receivables Balance" (as such term or similar term referring to outstanding balance as reduced for purposes of such facility (it being understood that such amount is also reduced for defaults under such facility) is defined in the related Securitization), calculated as of the most recently reported cut-off date (or other similar date) for each such Securitization over the amounts outstanding for such Securitization, calculated as of the most recently reported cut-off date (or other similar date) for such Securitization (it being understood that from and after the Amortization Date, the Allocated Principal Amount of the Approved Sub Note shall be included in the calculation of the Facility Overcollateralization and such Allocated Principal Amount shall not be used to determine the amount outstanding for such Securitization), (ii) for the FIAIC Securitization, 80% of the excess of the "Eligible Receivables Balance" (as such term or similar term referring to outstanding balance as reduced for purposes of such facility is defined in the FIAIC Securitization), calculated as of the most recently reported cut-off date (or other similar date) for the FIAIC Securitization over the amounts outstanding for the FIAIC Securitization, and (iii) for the Project Brave Securitization (which shall include FIACC), solely for purposes of calculating the Principal Overcollateralization, 70% of the excess of the "Eligible Receivables Balance" (as such term or similar term referring to outstanding balance as reduced for purposes of such facility is defined in the Project Brave Securitization), calculated as of the most recently reported cut-off date (or other similar date) for the Project Brave Securitization over the amounts outstanding for the Project Brave Securitization and for all other purposes, the excess of the "Eligible Receivables Balance" (as such term or similar term referring to outstanding balance as reduced for purposes of such facility is defined in the Project Brave Securitization), calculated as of the most recently reported cut-off date (or other similar date) for the Project Brave Securitization over the amounts outstanding for the Project Brave Securitization.

FDIC: The Federal Deposit Insurance Corporation.

FEDERAL FUNDS RATE: For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the next preceding Business Day), or if for any reason such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. Charlotte, North Carolina time.

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FEE LETTER: The letter agreement dated as of the date hereof between the Debtor, the Deal Agent and the Note Investor.

FIAIC: First Investors Auto Investment Corp., a Delaware corporation.

FIACC AMENDMENT: The Sixth Amendment to Security Agreement, dated as of December 6, 2001, by and among FIACC, as debtor, FUSI, as deal agent and as collateral agent, and FIFS as seller.

FIAIC FACILITY DOCUMENTS: The meaning ascribed to the term "Transaction Documents" in the Indenture (as amended supplemented or otherwise modified and in effect from time to time), dated as of January 1, 2000, between First Investors Auto Owner Trust 2000-A, as issuer, the Seller, as seller, and Norwest Bank Minnesota, National Association, as indenture trustee.

FIAIC SECURITIZATION: The securitization of the Receivables owned by First Investors Auto Owner Trust 2000-A through the issuance of asset-backed Securities pursuant to the FIAIC Facility Documents.

FIALAC HOLDINGS: FIALAC Holdings, Inc., a Delaware corporation.

FIFS: First Investors Financial Services, Inc., a Texas corporation.

FIRC: F.I.R.C., Inc., a Delaware corporation.

First Union: First Union National Bank.

GOVERNMENTAL AUTHORITY: Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

GRANT: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Agreement. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

HEDGE BREAKAGE COSTS: For any Hedge Transaction, any amount payable by the Debtor for the early termination of that Hedge Transaction or any portion thereof.

HEDGE COUNTERPARTY: Any entity that (i) on the date of entering into any Hedge Transaction (A) is an interest rate cap dealer that is either a Note Investor or an Affiliate of a Note Investor, or has been approved in writing by the Deal Agent (which approval shall not unreasonably be withheld), and (B) has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A2"

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by Moody's ("LONG-TERM RATING REQUIREMENT") and a short-term unsecured debt rating of not less than "A-1" by S&P and not less than "P-1" by Moody's ("SHORT-TERM RATING REQUIREMENT"), and (ii) in a Hedging Agreement (A) consents to the assignment of the Debtor's rights under the Hedging Agreement to the Deal Agent pursuant to SECTION 3.8 and (B) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, or reduces its short-term unsecured debt rating below the Short-term Rating Requirement, it shall transfer its rights and obligations under each Hedge Transaction to another entity that meets the requirements of CLAUSES (i) and (ii) hereof and has entered into a Hedging Agreement with the Debtor on or prior to the date of such transfer.

HEDGE TRANSACTION: Any interest rate cap or interest rate swap transactions between the Debtor and a Hedge Counterparty with a notional amount equal to the Required Notional Amount and with strike rates equal to the Required Strike Rate that is entered into pursuant to SECTION 3.8 and is governed by a Hedging Agreement.

HEDGING AGREEMENT: Each agreement between the Debtor and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to SECTION 3.8, which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto in a form the Deal Agent shall approve in writing, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

HOLDER or NOTEHOLDER: The Person in whose name a Note is registered on the Note Register.

INCREASED COSTS: Any amounts required to be paid by the Debtor to an Affected Party pursuant to SECTION 2.3.

INDEBTEDNESS: With respect to any Person at any date, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument, (ii) all obligations of such Person under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iii) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (iv) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (v) all indebtedness, obligations or liabilities of that Person in respect of Derivatives, and (vi) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in CLAUSES (i) through (v) above.

INITIAL NOTEHOLDER: VFCC.

LIBOR: For any day during any Accrual Period, an interest rate per annum equal to:

          (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Accrual Period; or

          (ii) if no such rate appears on Telerate page 3750 at such time and day, then LIBOR shall be determined by First Union at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits in United States Dollars are being, have been, or would be offered or quoted by First Union to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day.

LIQUIDITY AGENT: First Union.

LIQUIDITY AGREEMENT: The Liquidity Purchase Agreement, dated as of the date hereof among VFCC, as borrower, the investors named therein, FUSI, as deal agent and documentation agent, and First Union, as liquidity agent.

LIQUIDITY BANK: Each liquidity bank that is a party to the Liquidity Agreement.

MAXIMUM NET INVESTMENT: The lesser of (a) the product of (i) the Borrowing Base and (ii) the Advance Rate and (b) the Facility Limit.

MONTHLY PAYDOWN AMOUNT: For each Payment Date on or before the Paydown Date, all payments received during the related Collection Period on the Approved Sub Note and all cash distributions received in conjunction with the Project Brave Assets.

MONTHLY PRINCIPAL PAYMENT AMOUNT: With respect to any Payment Date, the amount, if any, necessary to reduce the Net Investment calculated as of the prior Payment Date, to the Maximum Net Investment calculated as of the last day of the related Collection Period.

NET INVESTMENT: The aggregate amount paid to the Debtor from time to time, minus the aggregate amount of Collections applied to reduce the Net Investment.

NOTE: As defined in the Note Purchase Agreement.

NOTEHOLDER: The registered owner of a Note.

NOTE INTEREST: For any Accrual Period with respect to each of the Notes, the sum of the products (for each day during such Accrual Period) of:

     NIR x P x  1/360

     where:

     NIR   =  the Note Interest Rate; and

     P    =   the outstanding principal amount of such Note on such day.

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

NOTE INTEREST RATE: With respect to the Notes, on any day, (i) for the portion of the Outstanding Amount that the Note Investor funds on such day through the issuance of commercial paper, the CP Rate and (ii) for the portion of the Outstanding Amount that the Note Investor does not fund on such day through the issuance of commercial paper, the Alternative Rate; PROVIDED, HOWEVER, after the occurrence of a Termination Event, the Note Interest Rate shall be the greater of (i) the Adjusted LIBOR Rate plus 5.00% per annum and (ii) the Prime Rate plus 2.00% per annum.

NOTE INVESTOR: VFCC and its successors and assigns.

NOTE PURCHASE AGREEMENT: The Note Purchase Agreement dated as of the date hereof by and between the Note Investor, the Deal Agent, the Liquidity Agent, the liquidity banks named therein and the Debtor.

OFFICER'S CERTIFICATE: A certificate signed by any Responsible Officer of the Debtor, under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1, and delivered to the Collateral Agent.

OPINION OF COUNSEL: One or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement, be employees of or counsel to the Debtor and who shall be satisfactory to the Collateral Agent and which shall comply with any applicable requirements of SECTION 11.1, and shall be in form and substance satisfactory to the Collateral Agent.

ORIGINAL NET INVESTMENT: The amount advanced on the Closing Date, which amount shall be $13,500,000.

OUTSTANDING AMOUNT: The aggregate principal amount of all Notes that is outstanding on any date of determination.

OVERCOLLATERALIZATION INCREASE EVENT: On any date of determination, (i) the Cash Flow Ratio is less than 25%, (ii) the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount or (iii) a Cash Flow Event occurs that is not waived.

PAYING AGENT: The Collateral Agent acting in such capacity.

PAYMENT DATE: The twenty-second (22nd) day of each calendar month, or if, such day is not a Business Day, the immediately following Business Day.

PRIME RATE: The rate announced by First Union from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

PRINCIPAL OVERCOLLATERALIZATION: The aggregate of the Facility Overcollateralization for all Securitizations; PROVIDED, however, that no Facility Overcollateralization related to any Securitization entered into on or after the Closing Date shall be included in Principal Overcollateralization unless the Deal Agent, in its sole discretion, has given its prior written consent to such inclusion.

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

PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

PROGRAM FEE: As defined in the Fee Letter.

PROJECT BRAVE: Project Brave Limited Partnership, a Delaware limited partnership.

PROJECT BRAVE AMENDMENT: The Supplemental Indenture No. 3, dated as of December 6, 2001, by and among Project Brave Limited Partnership, as issuer, First Union, as paying agent and Wells Fargo Bank Minnesota, National Association, as indenture trustee.

PROJECT BRAVE SECURITIZATION: The securitization of the Receivables owned by FIFS Acquisition Funding Company, L.L.C. through the issuance of asset-backed Securities pursuant to the Project Brave Securitization Facility Documents.

RATING AGENCY: Each of Moody's and S&P and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by any Note Investor.

REPORTING DATE: The twentieth (20th) day of each calendar month, or if, such day is not a Business Day, the immediately following Business Day; PROVIDED, however, the Reporting Date shall in no event be less than one (1) Business Day prior to the Payment Date.

REPURCHASE AMOUNT: The portion of the Outstanding Amount related to the Collateral being repurchased pursuant to SECTION 3.15, plus any accrued and unpaid interest thereon.

REQUIRED NOTIONAL AMOUNT: The aggregate of the notional amounts of all Hedge Transactions shall be (a) prior to the Paydown Date, $13,500,000 and (b) from and after the Paydown Date, $9,000,000.

REQUIRED RESERVE ACCOUNT AMOUNT: $1,000,000.

REQUIRED STRIKE RATE: 7.50%.

RESERVE ACCOUNT: A segregated account established by the Collateral Agent pursuant to SECTION 3A .2 for the benefit of the Secured Parties.

RESERVE ACCOUNT WITHDRAWAL: As defined in SECTION 3.1(c).

RESPONSIBLE OFFICER: With respect to any Person, the president, any vice president or assistant vice president or the controller of such Person, or any other officer or employee having similar functions.

REVOLVING PERIOD: The period commencing on the Closing Date and ending on the Termination Date.

SALE AGREEMENT: The Sale and Servicing Agreement, dated as of the date hereof, by and among the Debtor, the Seller and the Deal Agent.

SECURED PARTIES: The Note Investor and each Hedge Counterparty.

SECURITIES ACT: The Securities Act of 1933, as amended from time to time, together with the rules and regulations in effect from time to time thereunder.

SECURITIZATION COLLATERAL: The Residual Assets and, from and after the Amortization Date, the Approved Sub Note.

SECURITIZATION FACILITIES RESERVE ACCOUNT AMOUNT: The aggregate amount of cash reserves (excluding all prefunding accounts and related yield supplement accounts) maintained in all of the Securitizations; PROVIDED, however, that no such cash reserves related to any Securitization entered into on or after the Closing Date shall be included in the Securitization Facilities Reserve Account Amount unless the Deal Agent, in its sole discretion, has given its prior written consent to such inclusion; PROVIDED, further that for purposes of determining such amount relating to (i) the FIAIC Securitization, an amount equal to 80% of the cash reserves (excluding all prefunding accounts and related yield supplement accounts) shall be used and (ii) the Project Brave Securitization (which shall include FIACC), an amount equal to 70% of the cash reserves (excluding all prefunding accounts and related yield supplement accounts) shall be used.

SELLER: As defined in the preamble.

SERVICER ADVANCE: Any advance made by FIFS, as Servicer pursuant to
SECTION 3.1(b).

SERVICER EVENT OF DEFAULT: The occurrence of a "Servicer Event of Default" (as such term or similar term referring to an event of default relating to the Servicer for purposes of such facility is defined in the related
Securitization).

STATE: Any one of the 50 states of the United States of America or the District of Columbia.

TAX: Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

TERMINATION DATE: The earliest of (i) the day on which a Termination Event occurs, (ii) December 5, 2002 or such later date to which the Termination Date may be extended, if extended, in the sole discretion of each Noteholder or (iii) the Business Day specified in a written notice from the Debtor to the Deal Agent and the Collateral Agent.

TERMINATION EVENT: As defined in SECTION 5.1.

TRANSACTION DOCUMENTS: This Agreement, the Note Purchase Agreement, the Sale Agreement, the Asset Purchase Agreement, the Notes, the Fee Letter and each other document and certificate delivered in connection therewith.

UCC: Unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction.

UNMATURED TERMINATION EVENT: Any occurrence that is, or with notice or the lapse of time or both would become, a Termination Event.

VFCC: Variable Funding Capital Corporation.

     SECTION 1.2 OTHER TERMS.

     All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC and used but not specifically defined herein, are used herein as defined in such
Article 9 of the UCC as in effect in the relevant jurisdiction.

     SECTION 1.3 COMPUTATION OF TIME PERIODS.

     Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     SECTION 1.4 INTERPRETATION.

     In each Transaction Document, unless a contrary intention appears:

     (a) the singular number includes the plural number and vice versa;

     (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

     (c) reference to any gender includes each other gender;

     (d) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

     (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such SECTION or other provision.

                                   ARTICLE II

                 GRANT OF SECURITY INTEREST AND CERTAIN PAYMENTS

     SECTION 2.1 GRANT OF SECURITY INTEREST.

     As security for the prompt and complete payment of the Note and the performance of all of the Debtor's obligations under the Note, the Note Purchase Agreement, this Agreement and the other Transaction Documents, the Debtor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "COLLATERAL"):

     (a) the Securitization Collateral;

     (b) The Dividend Assets;

     (c) the Agreement Collateral and all rights of the Debtor thereunder;

     (d) the Hedge Transactions;

     (e) the Account Collateral;

     (f) all amounts and property from time to time held or credited to the Collection Account and the Reserve Account from amounts received in connection with the foregoing items in this clause; and

     (g) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing items in this Granting Clause.

     SECTION 2.2 RELEASE OF COLLATERAL.

     The Collateral Agent shall, on or after the date on which the Notes have been paid in full, release any remaining portion of the Collateral from the lien created by this Agreement. The Collateral Agent shall release property from the lien created by this Agreement pursuant to this SECTION 2.2 only upon receipt of a request by the Debtor accompanied by an Officer's Certificate meeting the applicable requirements of SECTION 11.1.

     SECTION 2.3 INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.

     (a) If either (i) the introduction of, any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in, or any change in the interpretation of, any law or regulation or (ii) the compliance by an Affected Party with any guideline or request, from any central bank or other Governmental Authority (whether or not having the force of law), shall (A) subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to the Agreement or the Notes, or on any payment made hereunder, (B) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Note Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) impose any other condition affecting a Note Investor's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten (10) days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Debtor shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

     (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten (10) days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Debtor shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

     (c) If as a result of any event or circumstance similar to those described in CLAUSES (a) or (b) of this SECTION, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of the Notes hereunder, then within ten (10) days after demand by such Affected Party, the Debtor shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it.

     (d) In determining any amount provided for in this section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Debtor a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent demonstrable error.

     (e) If a Note Investor shall notify the Deal Agent that a Eurodollar Disruption Event as described in CLAUSE (i) of the definition of "Eurodollar Disruption Event" has occurred, the Deal Agent shall in turn so notify the Debtor, whereupon the Outstanding Amount in respect of which interest accrues at the Adjusted LIBOR Rate shall immediately accrue at the Base Rate.

     SECTION 2.4 TAXES.

     (a) All payments made by the Debtor under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes. If any Taxes are required to be withheld from any amounts payable to the Deal Agent, the Liquidity Agent or any Secured Party, then the amount payable to such Person will be increased (such increase, the "ADDITIONAL

AMOUNT") such that every net payment made under this Agreement after withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on a Note Investor or the Deal Agent, respectively, with respect to payments required to be made by the Debtor under this Agreement, by a taxing jurisdiction in which such Note Investor or the Deal Agent is organized, conducts business or is paying taxes as of the Closing Date (as the case may be).

     (b) The Debtor will indemnify each Affected Party for the full amount of Taxes payable by such Person in addition to Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. All payments in respect of this indemnification shall be made within ten days from the date a written invoice therefor is delivered to the Debtor.

     (c) Within thirty (30) days after the date of any payment by the Debtor of any Taxes in connection with a deduction or withholding described in SUBSECTION
(a) above, the Debtor will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

     (d) If a Note Investor is not created or organized under the laws of the United States or a political subdivision thereof, such Note Investor shall deliver to the Debtor, with a copy to the Deal Agent, (i) within fifteen (15) days after the date hereof, or, if such Note Investor becomes a Note Investor after the Closing Date, the date on which such Note Investor becomes a Note Investor hereunder, two (2) (or such other number as may from time to time be prescribed by Applicable Law) duly completed copies of IRS Form W-8BEN or Form W-8ECI (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Law), as appropriate, to permit the Debtor to make payments hereunder for the account of such Note Investor, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this SECTION 2.4(d), copies (in such numbers as may from time to time be prescribed by Applicable Law) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Law to permit the Debtor to make payments hereunder for the account of such Note Investor, without deduction or withholding of United States federal income or similar Taxes.

     (e) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Note Investors in connection with this Agreement or the funding or maintenance of the Outstanding Amount hereunder, the Note Investors are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this section, then within ten (10) days after demand by the Note Investors, the Debtor shall pay to the Note Investors such additional amount or amounts as may be necessary to reimburse the Note Investors for any amounts paid by them.

     (f) Without prejudice to the survival of any other agreement of the Debtor hereunder, the agreements and obligations of the Debtor contained in this SECTION shall survive the termination of this Agreement.

     SECTION 2.5 FEES.

     Notwithstanding any limitation on recourse contained in this Agreement, the Debtor shall pay, in the manner and at the times specified in the Fee Letter, the fees specified in the Fee Letter.

                                   ARTICLE III

                                    COVENANTS

     SECTION 3.1 DISTRIBUTIONS.

     (a) The Debtor will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Agreement and the Note Purchase Agreement. Without limiting the foregoing, the Debtor will cause the Paying Agent to distribute all amounts on deposit in the Collection Account on each Payment Date, in the following order of priority:

          (i) FIRST, to FIFS, as Servicer, an amount equal to any unreimbursed Servicer Advances;

          (ii) SECOND, to the Deal Agent for payment to the Note Investor, an amount equal to the sum of the following:

               (A) the Note Interest accrued during the related Accrual Period and any past due Note Interest (including interest on overdue amounts);

               (B) the accrued and unpaid Program Fee and Facility Fee for the related Collection Period; and

               (C) all other amounts (other than the Outstanding Amount) then due under this Agreement and the Note Purchase Agreement to the Deal Agent, the Note Investor or the Affected Parties;

          (iii) THIRD, to the Deal Agent for payment to the Note Investor, the Monthly Principal Payment Amount and the Monthly Paydown Amount (if applicable);

          (iv) FOURTH, (A) prior to the occurrence of the Termination Date, to the Reserve Account, until such time as the amount on deposit in the Reserve Account is equal to the Required Reserve Account Amount; and (B) upon the occurrence of the Termination Date, the remaining amounts to the
     Note Investor to reduce the balance of the Note until the Note is paid in full; and

          (v) FIFTH, the remaining amounts, if any, to the Debtor.

     (b) To the extent funds on deposit in the Collection Account are insufficient to pay the accrued and unpaid Note Interest for the related Accrual Period, on each Business Day on which an Accrual Period ends, FIFS, as Servicer shall advance such amount (each such advance, a "SERVICER ADVANCE" and collectively, the "SERVICER ADVANCES"); PROVIDED, HOWEVER, FIFS, as Servicer shall not be required to make a Servicer Advance except to the extent that it reasonably and in good faith expects to be reimbursed for such Servicer Advance from the collections in the Collection Account (as determined in its sole discretion).

     (c) To the extent amounts received in respect of the Collateral are not sufficient to make the distribution on any Payment Date as set forth in SECTION 3.1(a)(ii) and (iii), the Collateral Agent, upon receipt of written direction from the Deal Agent, shall withdraw or cause to be withdrawn the amount set forth in such written direction (the "RESERVE ACCOUNT WITHDRAWAL") from the Reserve Account and deposit such amount into the Collection Account on such Payment Date. In addition, upon the occurrence of the Termination Date, the Collateral Agent, at the written direction of the Deal Agent, shall withdraw from the Reserve Account such amount as may be specified by the Deal Agent in such written direction and shall cause such amount to be applied to the payment of accrued Note Interest and the reduction to zero of the Outstanding Amount. The use of any Reserve Account Withdrawal shall not cure any Termination Event or Unmatured Termination Event that results from the failure of the Debtor to make any payment hereunder.

     SECTION 3.2 FUTURE SECURITIZATIONS.

     The Debtor agrees that it will grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all additional Collateral that the Debtor acquires pursuant to the terms of the Sale Agreement.

     SECTION 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST.

     (a) On or before each Payment Date, the Debtor shall deposit or cause to be deposited in the Collection Account all Collections, such amounts to be held in trust for the benefit of the Persons entitled thereto and shall promptly notify the Collateral Agent of its action or failure so to act.

     (b) The Collateral Agent shall act as the initial Paying Agent hereunder and is hereby authorized by the Debtor to make payments to and distributions from the Collection Account.

     (c) The Paying Agent hereby agrees with the Deal Agent, subject to the provisions of this SECTION 3.3, to:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Deal Agent notice of any default by the Debtor of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

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

          (iii) at any time during the continuance of any such default, upon the written request of the Deal Agent, forthwith pay to the Deal Agent all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Deal Agent all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     (d) [RESERVED].

     (e) Subject to applicable laws with respect to the escheat of funds, any money held by the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Debtor, at the Debtor's request and shall be deposited by the Paying Agent in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Debtor for payment thereof (but only to the extent of the amounts so paid to the Debtor), and all liability of the Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Paying Agent, before being required to make any such repayment to the Debtor, shall at the expense of the Debtor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Debtor. The Paying Agent shall also adopt and employ, at the expense of the Debtor, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Collateral Agent or of the Paying Agent, at the last address of record for each such Holder).

     SECTION 3.4 EXISTENCE.

     (a) The Debtor will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Note Purchase Agreement, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

     (b) The Debtor will do all things necessary to maintain its corporate existence separate and apart from the Seller and the Servicer and all other Affiliates of the Seller and the Servicer, including, without limitation, (i) practicing and adhering to all partnership formalities required by its limited partnership agreement and its other governance documents, such as maintaining appropriate books and records; (ii) having a general partner which is a limited purpose limited liability company with a member that is a corporation having a board of directors at least one member of which is not an officer, director or employee of any of its Affiliates (other than a special purpose corporation); (iii) refraining from holding itself out as responsible for debts of any of its Affiliates or the debt of any other entity or for decisions or actions with respect to the affairs of any of its Affiliates; (iv) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (v) maintaining all of its financial records separate and apart from those of any other Person and ensuring the Servicer's consolidated financial statements relating to the Debtor and its Affiliates on a consolidated basis contain appropriate disclosures concerning the Debtor's separate existence; (vi) accounting for and managing all of its liabilities from its own funds and separately from those of any of its Affiliates; (vii) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Debtor, the Seller, the Servicer or any other Affiliate of the Debtor to substantively consolidate assets and liabilities of the Debtor with the assets and liabilities of any such Person or any other Affiliate of the Debtor; (viii) maintaining adequate capitalization in light of its business and purpose; (ix) conducting all of its business (whether written or oral) solely in its own name and through the duly authorized agents of FIALAC Holdings; (x) paying appropriate rent for any premises it leases from the Seller or any of its Affiliates; and (xi) compensating, in an amount equal to the fair market value for any services rendered by the Seller or its Affiliates on its behalf.

     SECTION 3.5 PROTECTION OF COLLATERAL.

     The Debtor intends the security interests Granted pursuant to this Agreement in favor of the Secured Parties to be prior to all other liens in respect of the Collateral, and the Debtor shall take all actions necessary to obtain and maintain, in favor of the Collateral Agent, for the benefit of the Secured Parties, a first lien on and a first priority, perfected security interest in the Collateral. The Debtor will from time to time prepare (or cause to be prepared), authorize and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

     (a) Grant more effectively all or any portion of the Collateral to the Secured Parties;

     (b) maintain or preserve the liens and security interests (and the priorities thereof) in favor of the Collateral Agent, for the benefit of the Secured Parties, created by this Agreement or carry out more effectively the purposes hereof;

     (c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Agreement;

     (d) enforce any of the Collateral;

     (e) preserve and defend title to the Collateral and the rights of the Collateral Agent in such Collateral against the claims of all persons and parties; and

     (f) pay all taxes or assessments levied or assessed upon the Collateral when due.

     The Debtor hereby designates the Collateral Agent as its agent and attorney-in-fact to authorize any financing statement, continuation statement or other instrument required by this SECTION 3.5.

     SECTION 3.6 OPINIONS AS TO COLLATERAL.

     On the Closing Date, the Debtor shall furnish to the Collateral Agent and the Deal Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Agreement, any supplements hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, created by this Agreement and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     SECTION 3.7 PERFORMANCE OF OBLIGATIONS.

     (a) The Debtor will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Agreement, the other Transaction Documents or such other instrument or agreement.

     (b) The Debtor may contract with other Persons acceptable to the Deal Agent to assist it in performing its duties under this Agreement, and any performance of such duties by a Person identified to the Collateral Agent in an Officer's Certificate of the Debtor shall be deemed to be action taken by the Debtor. Initially, the Debtor has contracted with the Servicer to assist the Debtor in performing its duties under this Agreement.

     (c) The Debtor will punctually perform and observe all of its obligations and agreements contained in this Agreement, the Transaction Documents and in the instruments and agreements included in the Collateral, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Agreement, the Sale Agreement and the Asset Purchase Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Debtor shall not waive, amend, modify, supplement or terminate this Agreement or any provision hereof without the consent of the Collateral Agent, the Deal Agent and the Holders of at least a majority of the Outstanding Amount of the Notes.

     (d) The Debtor agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Transaction Documents (i) without the prior consent of the Deal Agent, or (ii) if the effect thereof would adversely affect the Holders of the Notes.

     SECTION 3.8 HEDGE REQUIREMENTS.

     At the request of the Deal Agent, the Debtor shall enter into one or more Hedge Transactions for the Note for the purpose of hedging its obligations under this Agreement, provided that each such Hedge Transaction shall be entered into with a Hedge Counterparty and governed by a Hedging Agreement and all payments made by the Hedge Counterparty with respect to each such Hedge Transaction shall be made to the Collection Account. As additional security hereunder, Debtor hereby assigns to the Collateral Agent on behalf of the Holders of the Note all right, title and interest of Debtor in each related Hedging Agreement, each related Hedge Transaction, and all present and future amounts payable by a related Hedge Counterparty to the Debtor under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("HEDGE COLLATERAL"), and grants a security interest to the Collateral Agent, for the benefit of the Secured Parties, in the Collateral. Debtor acknowledges that, as a result of that assignment, Debtor may not, without the prior written consent of the Note Investor, exercise any rights under any related Hedging Agreement or Hedge Transaction, except for Debtor's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Debtor's obligations under this SECTION 3.8. Nothing herein shall have the effect of releasing the Debtor from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of any Secured Party to the performance by the Debtor of any such obligations. The Debtor shall enter into one or more ISDA Master Agreements, together with related schedules thereto, each in form and substance satisfactory to the Deal Agent. The Debtor may not terminate any Hedge Transaction except with the prior written consent of all Noteholders.

     SECTION 3.9 NEGATIVE COVENANTS.

     So long as any Notes are Outstanding, the Debtor shall not:

     (a) except as expressly permitted by this Agreement or the other Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Debtor, including those included in the Collateral, unless directed to do so by the Deal Agent;

     (b) claim any credit on, or make any deduction from the payment of the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

     (c) enter into, acquire or become a party to any Derivative other than pursuant to and in compliance with SECTION 3.8; or

     (d) (i) permit the validity or effectiveness of this Agreement to be impaired, or permit the lien in favor of the Collateral Agent created by this Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Agreement except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Agreement) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof, (iii) permit the lien of this Agreement not to constitute a valid first priority (other than with respect to any such tax, mechanics, or other lien) security interest in the Collateral or (iv) amend, modify or fail to comply with the provisions of the Transaction Documents without the prior written consent of the Deal Agent.

     SECTION 3.10 ANNUAL STATEMENT AS TO COMPLIANCE.

     The Debtor will deliver to the Collateral Agent and the Deal Agent, within 120 days after the end of each fiscal year of the Debtor (commencing with the fiscal year ended April 30, 2002) an Officer's Certificate stating that

     (a) a review of the activities of the Debtor during such year and of performance under this Agreement has been made under such Responsible Officer's supervision; and

     (b) to the best of such Responsible Officer's knowledge, based on such review, the Debtor has complied in all material respects with all conditions and covenants under this Agreement throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Responsible Officer and the nature and status thereof.

     SECTION 3.11 DEBTOR MAY NOT CONSOLIDATE.

     The Debtor will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of any of its assets (whether now owned or hereafter acquired) except as expressly permitted under the Transaction Documents, or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

     SECTION 3.12 AMENDMENT TO PARTNERSHIP AGREEMENT.

     The Debtor will not amend, modify or otherwise make any change to its partnership agreement to delete or otherwise nullify or circumvent the provisions set forth on EXHIBIT A hereto.

     SECTION 3.13 NO OTHER BUSINESS.

     The Debtor shall not engage in any business other than the transactions permitted or contemplated by this Agreement and the Transaction Documents and activities incidental thereto.

     SECTION 3.14 NO BORROWING.

     The Debtor shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (a) the Notes,
(b) any Hedge Transaction or (c) any other Indebtedness permitted by or arising under the Transaction Documents. The proceeds of the Notes shall be used exclusively to fund the Debtor's purchase of the Collateral and the other assets specified in the Sale Agreement, to fund the Reserve Account and to pay the Debtor's organizational, transactional and start-up expenses.

     SECTION 3.15 REPURCHASE OF COLLATERAL.

     Upon discovery by the Deal Agent, the Servicer, the Debtor or the Collateral Agent of a breach of any of the representations, warranties or covenants relating to the Collateral and the servicing thereon (whether made hereunder, under any basic document or under the documents for the related Security Facility), the party discovering such breach shall give prompt notice to the others. Within fifteen (15) Business Days of such notice being given, the Debtor shall repurchase such Collateral from the Note Investor and shall deposit an amount equal to the Repurchase Amount in the Collection Account to be applied pursuant to SECTION 3.1(a).

     SECTION 3.16 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.

     Except as contemplated by the Sale Agreement or this Agreement, the Debtor shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.17 CAPITAL EXPENDITURES.

     The Debtor shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.18 COMPLIANCE WITH LAWS.

     The Debtor shall comply with the requirements of all Applicable Laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Debtor to perform its obligations under the Notes, this Agreement or any Transaction Document.

     SECTION 3.19 RESTRICTED PAYMENTS.

     The Debtor shall not, directly or indirectly, (a) except to the extent and in such amount that funds have been distributed to the Debtor pursuant to
SECTION 3.1(a)(v), pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof to any general partner or limited partner of the Debtor or otherwise with respect to any partnership interest or security in or of the Debtor, or to the Servicer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Debtor may make, or cause to be made distributions to the Servicer, the Deal Agent and the Collateral Agent as permitted by, and to the extent funds are available for such purpose under, the Sale Agreement. The Debtor will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Agreement and the Transaction Documents.

     SECTION 3.20 NOTICE OF TERMINATION EVENTS.

     Upon a general partner (or a Responsible Officer thereof) of the Debtor having actual knowledge thereof, the Debtor agrees to give the Collateral Agent and the Deal Agent prompt written notice of each Termination Event hereunder, each default on the part of the Seller of its obligations under the Sale Agreement and each default on the part of the Sellers of their respective obligations under the Asset Purchase Agreement.

     SECTION 3.21 FURTHER INSTRUMENTS AND ACTS.

     Upon request of the Collateral Agent or the Deal Agent, the Debtor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement.

     SECTION 3.22 AMENDMENTS TO SALE AGREEMENT.

     The Debtor shall not agree to any amendment to the Sale Agreement unless the Collateral Agent, the Deal Agent or the Holders of the Notes consent to amendments thereto as provided therein.

     SECTION 3.23 INCOME TAX CHARACTERIZATION.

     For purposes of federal income, state and local income and franchise and any other income taxes, the Debtor shall treat the Notes as indebtedness of the Debtor and hereby instructs the Collateral Agent to treat such Notes as indebtedness of the Debtor for federal state tax reporting purposes.

     SECTION 3.24 TRANSACTIONS WITH AFFILIATES.

     The Debtor shall not enter into, or be a party to, any transaction with any of its Affiliates, except the transactions permitted or contemplated by this Agreement or any other Transaction Document.

     SECTION 3.25 LOCATION OF OFFICES; CORPORATE NAME.

     The Debtor shall not, without providing thirty (30) days prior written notice to the Collateral Agent and without filing such amendments to any previously filed financing statements as the Secured Parties may require (a) change the location of its principal executive office, or (b) change its state of formation, name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Debtor in accordance with this Agreement misleading within the meaning of Article 9-506 of any applicable enactment of the UCC. The Debtor shall at all times maintain each office in which it holds or services the Collateral and its principal executive office within the United States of America.

     SECTION 3.26 [RESERVED].

     SECTION 3.27 MAINTENANCE OF BOOKS AND RECORDS; INSPECTIONS.

     The Debtor shall maintain its books and records separate from the books and records of any other entity. The officers of the Deal Agent, or such employees of the Deal Agent as the Deal

Agent may designate, with reasonable notice, may visit and inspect any of the properties of the Debtor, examine (either by the Deal Agent or the Deal Agent's agents or employees) any of the Collateral, or other assets of the Debtor, including the books of account of the Debtor, and discuss the affairs, finances and accounts of the Debtor with its officers and with its independent accountants, at such times as they may reasonably desire.

     The Deal Agent may conduct at any time, with reasonable notice, and from time to time, and the Debtor will fully cooperate with, field examinations and audits of the inventory and business affairs of the Debtor. Such examination will be conducted no more than three (3) times per year, except upon the occurrence of any material adverse change in the financial condition of a Debtor. The Debtor shall reimburse the Deal Agent for all out-of-pocket costs and expenses in connection with such examinations.

     SECTION 3.28 NO COMMINGLING.

     The Debtor shall maintain separate bank accounts and no funds of the Debtor shall be commingled with funds of any other entity.

                                  ARTICLE IIIA

                       COLLECTION ACCOUNT; RESERVE ACCOUNT

     SECTION 3A.1 COLLECTION ACCOUNT.

     (a) The Collateral Agent shall establish and maintain in the name of the Collateral Agent, for the benefit of the Secured Parties, an Eligible Deposit Account of the type described in clause (i) of the definition thereof, which shall be known as the collection account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties.

     (b) The Debtor and the Seller shall require the trustee of each of the Securitizations to remit any payments due to the Debtor or the Seller in connection with the portion of the Collateral related to such Securitization directly to the Collection Account. The Debtor shall cause all payments received under or pursuant to any Hedge Transaction to be deposited directly to the Collection Account.

     (c) The Collection Account shall be initially established with First Union. The Collection Account shall at all times be an Eligible Deposit Account. All amounts held in such account shall, to the extent permitted by applicable laws, rules and regulations, be invested at the written direction of the Debtor, by the bank or trust company maintaining the Collection Account in Eligible Investments that will mature on the next Payment Date. Should the Collection Account no longer be an Eligible Deposit Account, then the Collateral Agent shall within ten (10) Business Days (or such longer period, not to exceed thirty
(30) calendar days, as to which the Secured Parties shall consent), with such bank's or trust company's assistance as necessary, cause the Collection Account to be moved to a bank or trust company such that the Collection Account will be an Eligible Deposit Account.

     SECTION 3A.2 RESERVE ACCOUNT.

     (a) The Collateral Agent shall establish and maintain in the name of the Collateral Agent, for the benefit of the Secured Parties, an Eligible Deposit Account known as the reserve account (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. Except as otherwise provided in this Agreement, the Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof.

     (b) If on any Payment Date, prior to the occurrence of a Termination Event, after giving effect to any Reserve Account Withdrawals, the amount on deposit in the Reserve Account would exceed the Required Reserve Account Amount, such excess shall be released to the Debtor. Upon the occurrence of a Termination Event, all amounts on deposit in the Reserve Account shall be applied by and as determined by the Deal Agent, in its sole discretion. Upon the indefeasible payment in full of in cash of all amounts owing under this Agreement and any other Transaction Documents, all amounts on deposit in the Reserve Account shall be released to the Debtor.

     (c) The Reserve Account shall be initially established with First Union. The Reserve Account shall at all time be an Eligible Deposit Account. All amounts held in such account shall, to the extent permitted by applicable laws, rules and regulations, be invested at the written direction of the Deal Agent (or if the Deal Agent shall so advise in writing, the Debtor), by the bank or trust company maintaining the Reserve Account in Eligible Investments. Should the Reserve Account no longer be an Eligible Deposit Account, then the Collateral Agent shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which the Secured Parties shall consent), with such bank's or trust company's assistance as necessary, cause the Reserve Account to be moved to a bank or trust company such that the Reserve Account will be an Eligible Deposit Account.

                                   ARTICLE IV

                                   [RESERVED]

                                    ARTICLE V

                         TERMINATION EVENTS AND REMEDIES

     SECTION 5.1 TERMINATION EVENTS.

     "TERMINATION EVENT" wherever used herein, means any one of the following events (whatever the reason for such Termination Event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) failure on the part of the Debtor, Seller or Servicer to make any payment of interest or principal which is or has become due under the terms of the Transaction Documents when the same becomes due and payable;

     (b) failure on the part of the Debtor, Seller or Servicer to duly observe or to perform in any material respect any covenants, agreements or undertakings of the Debtor set forth in any Transaction Document;

     (c) any representation or warranty of the Debtor, Seller or Servicer in any of the Transaction Documents is discovered to be untrue in any material respect or any statement or certificate furnished by the Debtor, Seller or Servicer pursuant hereto or thereto is discovered to be untrue in any material respect on the date as of which the facts therein set forth or so certified were deemed to have been made;

     (d) the Debtor, Seller or Servicer (i) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or for a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect; or (iv) shall have had any such action or application filed or any such proceeding commenced against it in which an order for relief is requested or entered or an adjudication or appointment is made (which application or proceeding is not dismissed within sixty (60) days of filing); or (v) shall indicate, by any act or omission, its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship or the occurrence of any event or existence of any condition which could be the ground, basis or cause for any action, application, proceeding or petition described in this SECTION 5.1(d);

     (e) the Debtor voluntarily or involuntarily is dissolved, terminates or is terminated;

     (f) a final judgment for the payment of money shall be entered against or a settlement shall be made by, the Debtor, Seller or Servicer or any of their Subsidiaries in excess of $1,000,000 which, within sixty (60) days after such entry, shall not have been vacated, discharged or stayed or bonded pending appeal;

     (g) the occurrence of a Servicer Event of Default;

     (h) the Net Investment exceeds either (i) the Maximum Net Investment for the lesser of (A) a period of thirty (30) consecutive days and (B) until the Payment Date immediately following the date such Net Investment first exceeds the Maximum Net Investment, (ii) the Borrowing Base, or (iii) the Facility Limit;

     (i) any change in control in the form of a merger, consolidation or otherwise of the Seller or the Servicer in which such Seller or Servicer is not the surviving entity;

     (j) any change in control in the form of a merger, consolidation or otherwise of the Debtor;

     (k) any change in the operations of the Debtor, the Seller or the Servicer, which adversely affects (i) the collectibility of the Collateral or (ii) the Debtor's, Seller's or Servicer's ability to perform under the Transaction Documents to which it is a party;

     (l) the Cash Flow Ratio is less than the greater of (i) 8.00% and (ii) twelve (12) times the percentage equivalent of a fraction, the numerator of which is the sum of the amounts payable to the Deal Agent pursuant to SECTIONs 3.1(a)(ii) and 3.1(a)(iii) and the denominator of which is the Net Investment as of the first day of the related Collection Period;

     (m) the weighted average Cumulative Net Loss Ratio, calculated on a static pool basis acceptable to the Deal Agent, for the three (3) most recent calendar quarters (for the Servicer's entire servicing portfolio) exceeds (i) .75% for pools that are outstanding for two (2) calendar quarters, (ii) 1.50% for pools that are outstanding for three (3) calendar quarters, (iii) 2.00% for pools that are outstanding for four (4) calendar quarters, and (iv) 3.25% for pools that are outstanding for six (6) calendar quarters;

     (n) the Secured Parties (through the Collateral Agent) shall fail for any reason to have a valid and perfected first priority security interest in the Collateral and the proceeds thereof;

     (o) a material event of default occurs, or an event occurs which, with the giving of notice or the passage of time or both, would constitute a material event of default, under any agreement of the Debtor, the Seller, the Servicer or any of their Subsidiaries in connection with any Indebtedness in excess of $1,000,000;

     (p) the failure of the Amortization Date to occur within 270 days after the Closing Date;

     (q) a breach of any of the financial covenants under the Securitizations;

     (r) [reserved];

     (s) the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount for thirty (30) consecutive days;

     (t) any payment or distribution is received or deemed received under, with respect to or in connection with any item of Collateral by any of the Debtor, FIFS, any Seller or any of their Affiliates and the full amount of such distribution is not transferred immediately upon receipt thereof to the Collection Account;

     (u) any cleanup call or similar action occurs with respect to any transaction giving rise to any Securitization and such call or action occurs without the prior written consent of the Deal Agent; PROVIDED, however, the Deal Agent's consent shall not be required if (i) prior to giving effect to such clean up call, no event has occurred which constitutes a Termination Event hereunder, (ii) the aggregate amount of cash reserves for the Securitization that is subject to such clean up call (before giving effect to such clean up call) is deposited to the Collection Account in immediately available funds,
(iii) any assets that are acquired or re-acquired in connection with such cleanup call are transferred subject to this Agreement, the Transaction Documents and the lien of the Collateral Agent, (iv) after giving effect to such clean up call, the Net Investment does not exceed the Borrowing Base or the Facility Limit, and (v) the Deal Agent shall have received such agreements, opinions of counsel and certificates as its may request relating thereto; and

     (v) the departure of any two of the following executives from the Seller or its consolidated Subsidiaries: Tommy Moore, Bennie Duck, and Joseph Pisano, if a replacement for such individual(s) acceptable to the Deal Agent is not made within ninety (90) days.

     SECTION 5.2 REMEDIES.

     (a) Upon the occurrence of a Termination Event, the Revolving Period shall end and the Termination Date shall occur. Upon the occurrence of a Termination Event, in addition to any other remedies provided for herein, all amounts on deposit in the Collection Account after making the payments required to be made pursuant to SECTION 3.1(a)(ii) will be used to reduce the Net Investment and all amounts on deposit in the Reserve Account may, at the sole discretion of the Deal Agent, be used to reduce the Net Investment.

     SECTION 5.3 [RESERVED].

     SECTION 5.4 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY COLLATERAL AGENT.

     (a) The Debtor covenants that if a default is made in the payment of any principal or interest on any Note when the same becomes due and payable, the Debtor will, upon demand of the Collateral Agent, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel.

     (b) Each Secured Party hereby irrevocably and unconditionally appoints the Deal Agent as its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Deal Agent as well as in the name, place and stead of such Secured Party such acts, things and deeds for or on behalf of and in the name of such Secured Party under this Agreement (including specifically under this SECTION 5.4) and under the Transaction Documents which such Secured Party could or might do or which may be necessary, desirable or convenient in such Deal Agent's sole discretion to effect the purposes contemplated hereunder and under the Transaction Documents and, without limitation. following the occurrence of an Event of Default, exercise full rights power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Collateral.

     (c) If a Termination Event occurs and is continuing, the Collateral Agent may in its discretion but with the consent of the Deal Agent and shall, at the direction of the Deal Agent, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Collateral Agent or the Deal Agent shall deem most effective to protect and

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

enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Collateral Agent by this Agreement or by law.

     (d) In case there shall be pending, relative to the Debtor or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or Collateral Agent in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Debtor or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Debtor or other obligor upon the Notes, or to the creditors or property of the Debtor or such other obligor, the Collateral Agent, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand pursuant to the provisions of this SECTION 5.4, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for reasonable compensation to the Collateral Agent and each predecessor Collateral Agent, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Collateral Agent and each predecessor Collateral Agent, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of an Collateral Agent, standby Collateral Agent or person performing similar functions in any such proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Collateral Agent on their behalf, and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent or the Holders of Notes allowed in any judicial proceedings relative to the Debtor, its creditors and its property;

and any Collateral Agent, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Collateral Agent, and, in the event that the Collateral Agent shall consent to the making of payments directly to such Noteholders, to pay to the Collateral Agent such amounts as shall be sufficient to cover reasonable compensation to the Collateral Agent, each predecessor Collateral Agent and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Collateral Agent and each predecessor Collateral Agent except as a result of negligence, willful misconduct or bad faith.

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

     (e) Nothing herein contained shall be deemed to authorize the Collateral Agent to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Collateral Agent to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of an Collateral Agent in bankruptcy or similar person.

     (f) All rights of action and of asserting claims under this Agreement or under any of the Notes, may be enforced by the Collateral Agent without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Collateral Agent shall be brought in its own name as Collateral Agent of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Collateral Agent, each predecessor Collateral Agent and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

     (g) In any proceedings brought by the Collateral Agent (and also any proceedings involving the interpretation of any provision of this Agreement), the Collateral Agent shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

     SECTION 5.5 [RESERVED].

     SECTION 5.6 [RESERVED].

     SECTION 5.7 [RESERVED].

     SECTION 5.8 LIMITATION OF SUITS.

     Subject to SECTION 11.18, no Holder of any Note (other than the Initial
Note Investor) shall have any right to institute, or encourage others to institute, any proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Collateral Agent of a continuing Termination Event;

     (b) the Deal Agent and the Holders of not less than 51% of the Outstanding Amount of the Notes have consented in writing to the institution of such proceeding;

     (c) such Holder or Holders requesting the institution of such proceeding have offered to the Collateral Agent indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request,

     (d) the Collateral Agent for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

     (e) no direction inconsistent with such written request has been given to the Collateral Agent during such sixty (60) day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no Holders requesting the institution of such proceeding shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided.

     In the event the Collateral Agent shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Collateral Agent in its sole discretion may determine what action, if any, shall be taken, notwithstanding and other provisions of this Agreement.

     SECTION 5.9 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

     Notwithstanding any other provisions in this Agreement, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Agreement and, subject to SECTION 11.18, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.10 RESTORATION OF RIGHTS AND REMEDIES.

     If the Deal Agent or any Noteholder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Debtor, the Collateral Agent and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Collateral Agent and the Noteholders shall continue as though no such proceeding had been instituted.

     SECTION 5.11 RIGHTS AND REMEDIES CUMULATIVE.

     No right or remedy herein conferred upon or reserved to the Deal Agent or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.12 DELAY OR OMISSION NOT A WAIVER.

     No delay or omission of the Deal Agent or any Holder of any Note to exercise any right or remedy accruing upon any Unmatured Termination Event or Termination Event shall impair any such right or remedy or constitute a waiver of any such Unmatured Termination Event or Termination Event or an acquiescence therein. Every right and remedy given by this ARTICLE V or by law to the Collateral Agent or to the Noteholders may be exercised from time to time, and as

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

often as may be deemed expedient, by the Collateral Agent or by the Noteholders, as the case may be.

     SECTION 5.13 [RESERVED].

     SECTION 5.14 WAIVER OF PAST DEFAULTS.

     The Deal Agent and the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Unmatured Termination Event or Termination Event and its consequences except a default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Debtor, the Collateral Agent and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Unmatured Termination Event or impair any right consequent thereto. Upon any such waiver, such Unmatured Termination Event shall cease to exist and be deemed to have been cured and not to have occurred, and any Termination Event arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Termination Event or impair any right consequent thereto.

     SECTION 5.15 UNDERTAKING FOR COSTS.

     All parties to this Agreement agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit against the Collateral Agent for any action taken, suffered or omitted by it as Collateral Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this SECTION 5.15 shall not apply to (a) any suit instituted by the Collateral Agent, (b) any suit instituted by the Deal Agent or any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 51% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Agreement.

     SECTION 5.16 WAIVER OF STAY OR EXTENSION LAWS.

     The Debtor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Debtor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

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

     SECTION 5.17 ACTION ON NOTES.

     The Collateral Agent's right to seek and recover judgment on the Notes or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the lien of this Agreement nor any rights or remedies of the Collateral Agent or the Noteholders shall be impaired by the recovery of any judgment by the Collateral Agent against the Debtor or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Debtor.

     SECTION 5.18 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

     (a) Promptly following a request from the Collateral Agent to do so and at its expense, the Debtor agrees to take all such lawful action as the Collateral Agent may request to compel or secure the performance and observance by the Seller, of its obligations to the Debtor under or in connection with the Sale Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Debtor under or in connection with the Sale Agreement to the extent and in the manner directed by the Collateral Agent, including the transmission of notices of default on the part of the Seller thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance of Seller of its obligations under the Sale Agreement.

     (b) If a Termination Event has occurred and is continuing, the Collateral Agent may, and, at the written direction of the Deal Agent shall, exercise all rights, remedies, powers, privileges and claims of the Debtor against the Seller under or in connection with the Sale Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller of its obligations to the Debtor thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale Agreement, and any right of the Debtor to take such action shall be suspended.

                                   ARTICLE VI

                              THE COLLATERAL AGENT

     SECTION 6.1 DUTIES OF THE COLLATERAL AGENT.

     The Secured Parties hereby appoint FUSI to act solely on their behalf as Collateral Agent hereunder, and FUSI hereby accepts such appointment. The Collateral Agent, both prior to the occurrence of a Termination Event hereunder and after a Termination Event shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. The Collateral Agent shall at all times after the occurrence of a Termination Event which has not been cured or waived exercise such of the rights and powers vested in it pursuant to this Agreement using the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs.

     All Collections received by the Collateral Agent from the Collection Agent or otherwise will, pending remittance to the Secured Party entitled thereto, be held in trust by the Collateral Agent for the benefit of the Secured Parties and together with all other payment obligations of the

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

Debtor hereunder owing to the Secured Parties shall be payable to the Secured Parties in accordance with the provisions of ARTICLE II hereof.

     The Collateral Agent shall only resign if it shall (a) become incapable of acting as Collateral Agent in accordance with the terms of this Agreement, (b) be adjudicated insolvent or bankrupt or otherwise become subject to any bankruptcy, insolvency, reorganization or liquidation proceeding, (c) be no longer qualified as the Collateral Agent as such term is defined in the agreement governing its responsibility as Collateral Agent or otherwise be subject to replacement pursuant to or such agreement governing its responsibility as Collateral Agent or (d) materially breach any of the provisions of this Agreement or PROVIDED, FURTHER, that, without the consent of the Deal Agent, such resignation shall not be effective until a successor Collateral Agent acceptable to the Deal Agent shall have accepted appointment as Collateral Agent hereunder and shall have agreed to be bound by the terms of this Agreement.

     Except as otherwise provided herein, the Collateral Agent shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Collateral Agent could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Collateral Agent shall be evidenced as to CLAUSE (i) above by an opinion of counsel to such effect delivered to the Collateral Agent and the Secured Parties. Notwithstanding the foregoing, the Collateral Agent may resign if, after demand therefor, it does not receive payment of any compensation due from the Debtor pursuant to the letter agreement described in SECTION 6.2. No resignation of the Collateral Agent shall become effective until a successor Collateral Agent approved by the Deal Agent and the successor Collateral Agent shall have assumed the responsibilities and obligations of the Collateral Agent hereunder.

     SECTION 6.2 COMPENSATION AND INDEMNIFICATION OF COLLATERAL AGENT.

     The Collateral Agent shall be compensated for its activities hereunder and reimbursed for reasonable out-of-pocket expenses pursuant to a separate letter agreement between the Collateral Agent and the Debtor. All such amounts shall be payable as provided for in the letter agreement. Subject to the terms of such letter agreement, the Collateral Agent shall be required to pay the expenses incurred by it in connection with its activities hereunder from its own account. Notwithstanding any other provisions in this Agreement, the Collateral Agent shall not be liable for any liabilities, costs or expenses of the Debtor arising under any tax law, including without limitation any Federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or from a failure to comply therewith).

     The Debtor shall indemnify the Collateral Agent, its officers, directors, employees and agents for, and hold it harmless against any loss, liability or expense incurred without willful misconduct, gross negligence or bad faith on its part, arising out of or in connection with (a) the acceptance or administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement and (b) the negligence, willful misconduct or bad faith of the Debtor in the performance of its duties hereunder. The provisions of this
SECTION 6.2 shall survive the termination of this Agreement.

     SECTION 6.3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COLLATERAL AGENT.

     The Collateral Agent agrees to make the following representations, warranties and covenants, and further agrees that the Secured Parties shall be deemed to have relied upon such representations, warranties and covenants in accepting their interest in the Collateral.

     (a) ORGANIZATION AND GOOD STANDING. The Collateral Agent is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b) DUE AUTHORIZATION. The execution, delivery, and performance of this Agreement and any other Transaction Document to which the Collateral Agent is a party have been duly authorized by the Collateral Agent by all necessary corporate action on the part of the Collateral Agent.

     (c) BINDING OBLIGATION. This Agreement and the other Transaction Documents to which the Collateral Agent is a party each constitutes a legal, valid and binding obligation of the Collateral Agent, enforceable in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) NO CONFLICT. The execution and delivery by the Collateral Agent of this Agreement and the other Transaction Documents to which the Collateral Agent is a party, and the performance of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof applicable to the Collateral Agent, will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Applicable Law or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Collateral Agent is a party or by which it is bound.

     SECTION 6.4 LIABILITY OF THE COLLATERAL AGENT.

     (a) The Collateral Agent shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Collateral Agent in such capacity herein. No implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

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

     (b) The Collateral Agent shall not be liable for an error of judgment made in good faith, unless it shall be proved that the Collateral Agent shall have been negligent in ascertaining the pertinent facts.

     (c) The Collateral Agent shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Agreement or at the direction of a Secured Party relating to the exercise of any power conferred upon the Collateral Agent under this Agreement.

     (d) The Collateral Agent shall not be charged with knowledge of any Termination Event unless a Responsible Officer of the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from the Debtor, the Seller, the Note Investor, any Liquidity Bank or the Deal Agent, as the case may be.

     (e) Without limiting the generality of this SECTION 6.4, the Collateral Agent shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any other Transaction Document or any financing statement or continuation statement evidencing a security interest in the Collateral, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral, (iii) to confirm or verify the contents of any reports or certificates of the Servicer or the Debtor delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties or (iv) to ascertain or inquire as to the performance or observance of any of the Debtor's, the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as servicer with respect to the Collateral.

     (f) The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it.

     (g) The Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (h) The Collateral Agent may consult with counsel and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel.

     (i) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Deal Agent pursuant to the provisions of this Agreement, unless the Deal Agent shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Collateral Agent of its obligations, upon the occurrence of a Termination Event (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (j) The Collateral Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

     (k) Prior to the occurrence of a Termination Event and before the Collateral Agent has received notice of such Termination Event and after the waiver of any Termination Event that may have occurred, the Collateral Agent shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by a Secured Party; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Collateral Agent, not reasonably assured by the Debtor, the Collateral Agent may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Debtor or, if paid by the Collateral Agent, shall be reimbursed by the Debtor upon demand.

     (l) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Collateral Agent shall not be responsible for any misconduct or negligence of any such Deal Agent or custodian appointed with due care by it hereunder.

     SECTION 6.5 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE COLLATERAL AGENT.

     The Collateral Agent shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

     (a) the corporation formed by such consolidation or into which the Collateral Agent is merged or the Person which acquires by conveyance or transfer the properties and assets of the Collateral Agent substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Collateral Agent is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Secured Parties in form satisfactory to the Secured Parties, the performance of every covenant and obligation of the Collateral Agent hereunder; and

     (b) the Collateral Agent has delivered to the Secured Parties an officer's certificate and an opinion of counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
SECTION 6.5 and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 6.6 LIMITATION ON LIABILITY OF THE COLLATERAL AGENT AND OTHERS.

     The directors, officers, employees or agents of the Collateral Agent shall not be under any liability to the Deal Agent, any Secured Party or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the directors, officers, employees and agents of the Collateral Agent against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in SECTION 6.4, the Collateral Agent shall not be under any liability to any Secured Party or any other Person for any action taken or for refraining from the taking of any action in its capacity as Collateral Agent pursuant to this Agreement whether arising from express or implied duties under this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Collateral Agent against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Collateral Agent may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Collateral Agent shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to administer the Collections and the Collection Account in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

     SECTION 6.7 INDEMNIFICATION OF THE SECURED PARTIES.

     The Collateral Agent shall indemnify and hold harmless the Deal Agent and the Secured Parties from and against any loss, liability, expense, damage or injury suffered or sustained by reason of willful misfeasance, bad faith, or gross negligence in the performance of the duties of the Collateral Agent or by reason of reckless disregard of obligations and duties of the Collateral Agent hereunder or by reason of the acts, omissions or alleged acts or omissions of the Collateral Agent pursuant to this Agreement. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

                                   ARTICLE VII

                                   [RESERVED]

                                  ARTICLE VIII

                           DISBURSEMENTS AND RELEASES

     SECTION 8.1 COLLECTION OF MONEY.

     Except as otherwise expressly provided herein, the Collateral Agent may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Collateral Agent pursuant to this Agreement and the Transaction Documents. The Collateral Agent shall apply all such money received by it, or cause the Paying Agent to apply all money received by it as provided in this Agreement and the Transaction Documents. Except as otherwise expressly provided in this Agreement or in the Sale Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Collateral Agent may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a an Unmatured Termination Event or Termination Event under this Agreement and any right to proceed thereafter as provided in ARTICLE V.

     SECTION 8.2 RELEASE OF COLLATERAL.

     (a) Subject to the payment of its fees and expenses pursuant to SECTION 6.2 and the provisions of SECTION 11.1(b), the Collateral Agent may, in its sole discretion, and when required by the provisions of this Agreement shall, execute instruments provided to it to release property from the lien of this Agreement, in a manner and under circumstances that are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Collateral Agent as provided in this ARTICLE VIII shall be bound to ascertain the Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) The Collateral Agent shall, at such time as there are no Notes outstanding and all sums due the Collateral Agent pursuant to SECTION 6.2 have been paid, (i) release any remaining portion of the Collateral that secured the Notes from the lien of this Agreement and (ii) release to the Debtor or any other Person entitled thereto any funds then on deposit in the Collection Account or the Reserve Account, as the case may be. The Collateral Agent shall release property from the lien of this Agreement pursuant to this SECTION 8.2(b) only upon receipt of a request by the Debtor accompanied by an Officer's Certificate, meeting the applicable requirements of SECTION 11.1.

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     SECTION 8.3 OPINION OF COUNSEL.

     The Collateral Agent shall receive at least seven (7) days' prior written notice when requested by the Debtor to take any action pursuant to SECTION 8.2(a), accompanied by copies of any instruments involved, and the Collateral Agent shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Collateral Agent and the Deal Agent, stating the legal effect of any such action by the Collateral Agent, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Agreement; PROVIDED, HOWEVER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral and PROVIDED, FURTHER, that an Opinion of Counsel need not be given to take any action pursuant to SECTION 8.2(b). Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Collateral Agent in connection with any such action.

                                   ARTICLE IX

                                   [RESERVED]

                                   [ARTICLE X

                                   [RESERVED]

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

     (a) Upon any application or request by the Debtor to the Collateral Agent or the Deal Agent to take any action under any provision of this Agreement, the Debtor shall furnish to the Collateral Agent and to the Deal Agent (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and (ii) if required pursuant to the terms of this Agreement, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

     (b) (i) Prior to the deposit of any Collateral or other property or securities with the Collateral Agent that is to be made the basis for the release of any property or securities subject to the lien of this Agreement, the Debtor shall, in addition to any obligation imposed in SECTION 11.1(a) or elsewhere in this Agreement, furnish to the Collateral Agent and the Deal Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Debtor of the Collateral or other property or securities to be so deposited.

          (ii) Whenever any property or securities are to be released from the lien of this Agreement, the Debtor shall also furnish to the Collateral Agent and the Deal Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Agreement in contravention of the provisions hereof.

          (iii) Notwithstanding any other provision of this SECTION 11.1, the Debtor may (A) collect, liquidate, sell or otherwise dispose of the Collateral as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Collection Account and the Reserve Account as and to the extent permitted or required by the Transaction Documents.

     SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO COLLATERAL AGENT.

     (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an Responsible Officer of the Debtor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Responsible
Officer or

Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Debtor, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Debtor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Where any Person is required to make, give or execute two (2) or more applications, requests, consents. certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

     (d) Whenever in this Agreement, in connection with any application or certificate or report to the Collateral Agent, it is provided that the Debtor shall deliver any document as a condition of the granting of such application, or as evidence of the Debtor's compliance with an term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Debtor to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Collateral Agent's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in ARTICLE VI.

     SECTION 11.3 ACTS OF NOTEHOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Collateral Agent, and, where it is hereby expressly required, to the Debtor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to SECTION 6.1) conclusive in favor of the Collateral Agent and the Debtor, if made in the manner provided in this
SECTION 11.3.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Collateral Agent.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Collateral Agent or the Debtor in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.4 NOTICES, ETC. TO COLLATERAL AGENT AND DEBTOR.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Agreement to be made upon, given or furnished to or filed with:

     (a) The Collateral Agent by any Noteholder or by the Debtor shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Collateral Agent at the address previously furnished in writing to each Noteholder and the Debtor, or

     (b) The Debtor or the Seller by the Collateral Agent or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail or sent by confirmed facsimile transmission and shall deemed to have been duly given upon receipt to the Debtor addressed to: Bennie H. Duck, in care of First Investors Financial Services, Inc., 675 Bering Drive, Suite 710, Houston, TX 77057 or at any other address previously furnished in writing to the Collateral Agent by the Debtor. The Debtor shall promptly transmit any notice received by it from the Noteholders to the Collateral Agent.

     SECTION 11.5 NOTICES TO NOTEHOLDERS; WAIVER.

     (a) Where this Agreement provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Noteholder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to any Noteholder is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     (b) Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Collateral Agent but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Collateral Agent shall be deemed to be a sufficient giving of such notice.

     SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS.

     Notwithstanding any provision of this Agreement or any of the Notes to the contrary, the Debtor may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Collateral Agent or the Paying Agent to such Holder, that is different from the methods provided for in this Agreement for such payments or notices, provided that such methods are reasonable and consented to by the Collateral Agent and the Paying Agent (which consent shall not be unreasonably withheld). The Debtor will furnish to the Collateral Agent and the Paying Agent a copy of each such agreement and the Collateral Agent and the Paying Agent will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.7 [RESERVED].

     SECTION 11.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and SECTION headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.9 SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Agreement and the Notes by the Debtor shall bind its successors and assigns, whether so expressed or not. All agreements of the Collateral Agent in this Agreement shall bind its successors.

     SECTION 11.10 [RESERVED].

     SECTION 11.11 BENEFITS OF THE AGREEMENT.

     Nothing in this Agreement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and any other party secured hereunder, and any other person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     SECTION 11.12 LEGAL HOLIDAYS.

     In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, NEW YORK COUNTY. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE

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GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH
COURT.

     SECTION 11.14 WAIVER OF JURY TRIAL.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     SECTION 11.15 EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the fee letter delivered by the Debtor to the Deal Agent and the Note Investors.

     SECTION 11.16 RECORDING OF AGREEMENT.

     If this Agreement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Debtor and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Collateral Agent under this Agreement.

     SECTION 11.17 NO RECOURSE.

     (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of such Secured Party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; IT BEING EXPRESSLY AGREED

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

AND UNDERSTOOD that the agreements of such Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Secured Party, PROVIDED THAT, in the case of any Note Investor, such liabilities shall be paid only after the repayment in full of all Commercial Paper Notes and all other liabilities contemplated in the program documents with respect to such Note Investor, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Secured Party contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, or any of them, for breaches by such Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Agreement.

     (b) Notwithstanding anything contained in this Agreement, no Note Investor shall have an obligation to pay any amount required to be paid by it hereunder to any of the Liquidity Agent, the Deal Agent or the Collateral Agent in excess of any amount available to such Note Investor after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of each
Note Investor hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Liquidity Agent, the Deal Agent and the Collateral Agent agrees that they shall not have a claim under SECTION 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to Note Investor to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

     (c) The provisions of this SECTION 11.17 shall survive the termination of this Agreement.

     SECTION 11.18 NO PETITION.

     The Collateral Agent, by entering into this Agreement, and each Noteholder (other than the Initial Noteholder), by accepting a Note, hereby covenant and agree that they will not at any time institute against the Debtor, encourage others to or join in any institution against the Debtor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the Transaction Documents.

     SECTION 11.19 INSPECTION.

     The Debtor agrees that, on reasonable prior notice, it will permit any representative of the Collateral Agent or of the Deal Agent, during the Debtor's normal business hours, to examine all the books of account, records, reports, and other papers of the Debtor, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Debtor's affairs, finances and accounts with the Debtor's officers, employees, and

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independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Collateral Agent shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Collateral Agent may reasonably determine that such disclosure is consistent with its obligations hereunder.

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     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

DEBTOR:                      FIRST INVESTORS RESIDUAL FUNDING LP,
                             as Debtor

                             By: FIALAC Holdings, Inc., its sole general partner

                             By:
                                ------------------------------------------------
                             Name:  Bennie H. Duck
                             Title: Vice President and Chief Financial Officer

SELLER:                      FIRST INVESTORS FINANCIAL SERVICES,
                             INC.

                             By:
                                ------------------------------------------------
                             Name:  Bennie H. Duck
                             Title: Vice President and Chief Financial Officer

DEAL AGENT
AND COLLATERAL AGENT         FIRST UNION SECURITIES, INC.

                             By:
                                ------------------------------------------------
                             Name:
                             Title:

                                    EXHIBIT A

                              PARTNERSHIP AGREEMENT
                                    [to come]